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                                                                 EXHIBIT 10.31

                               EXCHANGE AGREEMENT



                                October 15, 1997


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                                TABLE OF CONTENTS

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

                                                                          PAGE
                                                                          ----
1.  Exchange and Issuance of Series E Preferred Stock........................1

    1.1   Exchange of Common Stock...........................................1
    1.2   Closing............................................................1


2.  Representations and Warranties of the Company............................2

    2.1   Organization Good Standing and Qualification.......................2
    2.2   Authorization......................................................2
    2.3   Governmental Consents..............................................2


3.  Representations and Warranties of the Purchasers.........................3

    3.1   Authorization......................................................3
    3.2   Safe Harbor........................................................3
    3.3   Definition - United States and U.S. Person.........................3
    3.4   No Offers to Buy or Sell...........................................4
    3.5   No Directed Selling Efforts........................................4
    3.6   Purchaser..........................................................4
    3.7   Purchaser Located Outside the U.S..................................4
    3.8   Purchase for Own Account...........................................4
    3.9   No Distributor or Dealer...........................................4
    3.10  Consents, Approvals and Authorizations.............................4
    3.11  Disclosure of Information..........................................4
    3.12  Restricted Securities..............................................5
    3.13  No Public Market...................................................5
    3.14  Legends............................................................5


4.  Post-Closing Covenants of the Company and the Purchasers.................6

    4.1   Market Standoff Agreement.  .......................................6
    4.2   Stop Transfer Instructions.........................................6



5.  Miscellaneous............................................................6


                                      -i-
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    5.1   Transfer; Successors and Assigns...................................6
    5.2   Governing Law......................................................6
    5.3   Counterparts.......................................................6
    5.4   Titles and Subtitles...............................................6
    5.5   Notices............................................................7
    5.6   Amendments and Waivers.............................................7
    5.7   Severability.......................................................7
    5.8   Delays or Omissions................................................7
    5.9   Entire Agreement...................................................8


                                      -ii-
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         Exhibit A  Schedule of Purchasers

         Exhibit B  Form of Amended and Restated Articles of Incorporation

                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT (the "AGREEMENT") is made as of the 15th day of October, 1997 by and between UTStarcom, Inc., a Delaware corporation (the "COMPANY") and the investors listed on EXHIBIT A attached hereto (each a "PURCHASER" and together the "PURCHASERS").

     In consideration of the mutual covenants and agreements contained herein, including the consideration exchanged between the parties, the receipt and sufficiency of which is hereby acknowledged, each of the parties agrees as follows:

     1. EXCHANGE AND ISSUANCE OF SERIES E PREFERRED STOCK.

         1.1 EXCHANGE OF COMMON STOCK.

              (a) The Company shall file with the Secretary of State of Delaware on or before the Closing (as defined below), the Seventh Amended and Restated Articles of Incorporation in the form attached hereto as EXHIBIT B (the "RESTATED ARTICLES") which shall, among other things, create a new class of Series E Preferred Stock consisting of 19,000,000 shares (hereinafter referred to as "SERIES E PREFERRED" or "STOCK") with rights, preferences and privileges as set forth in the Restated Articles, with rights, preferences and privileges as set forth in the Restated Articles.

              (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to exchange at the Closing (as defined below) the shares of Common Stock then held by it for shares of Series E Preferred in accordance with the chart set forth on EXHIBIT A attached hereto and the Company agrees to accept such shares of Common Stock and to issue to each Purchaser shares of Series E Preferred.

         1.2 CLOSING. The exchange of the shares of Common Stock for the Series E Preferred Stock, in accordance with the chart set forth in EXHIBIT A attached hereto, shall take place at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m., on October 15, 1997 or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "CLOSING"). At the Closing, each Purchaser shall surrender to the Company all certificates of Common Stock then held by it and the Company shall deliver to each such Purchaser a certificate representing the Series E Preferred Stock being issued and another certificate representing Common Stock (collectively, the "EXCHANGE"). The date of the Exchange is referred to herein as the "CLOSING DATE."

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser as follows:

         2.1 ORGANIZATION GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

         2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (the "CONVERSION SHARES") has been taken or will be taken prior to the Closing, and this Agreement, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditor's rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Stock and the Conversion Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Restated Articles. The shares of Common Stock issuable upon conversion of the Stock have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Restated Articles will be validly issued, fully paid and nonassessable, and the Conversion Shares and the Stock will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company, and the Conversion Shares and the Stock will be free of restrictions on transfer other than the restrictions on transfer under this Agreement and under the applicable state and federal securities laws.

         2.3 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Restated Articles with the Secretary of State of Delaware and (ii) such filings as may be required under applicable state and federal securities laws, which filings will be timely filed within the applicable periods therefor.

     3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

         3.1 AUTHORIZATION. This Agreement, when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.2 SAFE HARBOR. Purchaser has been advised and acknowledges: (i) that the Stock has not been, and such Stock, when issued, will not be registered under the Act, the securities laws of any state of the United States or the securities laws of any other country; (ii) that in issuing and selling the Stock to Purchaser pursuant hereto, the Company is relying upon the "safe harbor" provided by Regulation S promulgated under the Act by the U.S. Securities and Exchange Commission ("SEC") for offers and sales of securities occurring outside the United States ("Regulation S") and/or on Section 4(2) under the Act; (iii) that it is a condition to the availability of the Regulation S safe harbor that the Stock not be offered or sold in the United States or to a U.S. Person until the expiration of a period of one year following the Closing Date; (iv) that, notwithstanding the foregoing, prior to the expiration of one year after the Closing Date (the "Restricted Period"), the Stock may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act; or (B) the offer and sale is outside the United States and to other than a U.S. Person. The foregoing restrictions are binding upon subsequent transferees of the Stock, except for transferees pursuant to an effective registration statement.

         3.3 DEFINITION - UNITED STATES AND U.S. PERSON. As used herein, the term "United States" means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term "U.S. Person" means: (i) a natural person (regardless of citizenship) resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate or trust of which any executor, administrator or trustee is a U.S. Person; (iv) any agency or branch of a foreign entity located in the United States; (v) any nondiscretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person (whether or not the dealer or other fiduciary is a U.S. Person); (vi) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and (vii) a corporation or partnership organized under the laws of any jurisdiction other than the United States by a U.S. Person principally for the purpose of investing in securities that have not been registered under the Act, unless organized or incorporated and owned entirely by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts;

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         3.4 NO OFFERS TO BUY OR SELL. Purchaser agrees that with respect to the
Stock, until the expiration of the Restricted Period: (i) Purchaser nor any agent or representative of Purchaser has not and will not solicit offers to buy, offer for sale or sell any of the Stock or any other shares of Preferred Stock of the Company, or any beneficial interest therein in the United States or to or for the account of a U.S. Person;

         3.5 NO DIRECTED SELLING EFFORTS. Purchaser has not engaged, nor is it aware that any party has engaged, and Purchaser will not engage or cause any third party to engage in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Stock;

         3.6 PURCHASER. Purchaser: (i) is domiciled and has its principal place of business outside the United States; and (ii) certifies it is not a U.S. Person and is not acquiring the Stock for the account or benefit of any U.S. Person; and (iii) at the time of the closing, the Purchaser or persons acting on Purchaser's behalf in connection therewith will be located outside the United States;

         3.7 PURCHASER LOCATED OUTSIDE THE U.S.. At the time of Exchange and communication of Purchaser's order to acquire the Stock and at the time of Purchaser's execution of this Agreement, the Purchaser or persons acting on Purchaser's behalf in connection therewith were located outside the United States;

         3.8 PURCHASE FOR OWN ACCOUNT. Purchaser is acquiring the Stock either:
(i) for its own account; or (ii) for the account and benefit of clients of whom none is a U.S. Person and for whom the Purchaser has, and for the entire Restricted Period will continue to have, full investment discretion with respect to the purchase, holding and disposition of the Shares;

         3.9 NO DISTRIBUTOR OR DEALER. Purchaser is not a "distributor" (as defined in Regulation S) or a "dealer" (as defined in the Act);

         3.10 CONSENTS, APPROVALS AND AUTHORIZATIONS. Purchaser has full power and lawful authority and all necessary consents, approvals and authorizations, whether corporate, shareholder, governmental or otherwise, as may be required to execute and deliver this Agreement and all other agreements attached as Exhibits hereto (collectively and unless otherwise stated, the "Agreements"), and to purchase the Shares in accordance with the terms hereof, and the Agreements constitute the legally valid and binding agreements of Purchaser;

         3.11 DISCLOSURE OF INFORMATION. Purchaser, in making the decision to consummate the Exchange, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties. Purchaser acknowledges that it has received all the information that it has requested and considers necessary or appropriate for deciding whether to exchange the Shares. Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Exchange. Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has

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such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Exchange and the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act as presently in effect; and

         3.12 RESTRICTED SECURITIES. Purchaser understands that the Stock is being exchanged in reliance on specific provisions of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such provisions. Accordingly, Purchaser agrees to notify the Company of any events which would cause the representations and warranties of Purchaser to be untrue or breached at any time after the execution of this Agreement by Purchaser and prior to the expiration of the Restricted Period.

         3.13 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Conversion Shares or the Stock or the underlying Common Stock and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

         3.14 LEGENDS. The Purchaser understands that the Stock (and the Common Stock issuable upon conversion thereof), and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

              (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF CERTAIN DOCUMENTS, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

              (b) "THE SHARES OF PREFERRED STOCK BEING OFFERED HEREBY MAY NOT BE OFFERED AND SOLD BY THE HOLDER HEREOF EXCEPT: (A) IF THE OFFER OR SALE IS WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OF A U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT")), THE SECURITIES ARE OFFERED AND SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO RULE 144 UNDER THE ACT; OR (B) IF THE OFFER OR SALE IS OUTSIDE THE UNITED STATES AND TO OR FOR THE ACCOUNT OF OTHER THAN A U.S. PERSON."

              (c) Any legend required by the laws of the State of California.

              (d) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

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     4. POST-CLOSING COVENANTS OF THE COMPANY AND THE PURCHASERS.

         4.1 MARKET STANDOFF AGREEMENT. Each Purchaser hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any capital stock then owned by such Holder (other than to donees or partners of the Purchaser who agree to be similarly bound) for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended; PROVIDED, HOWEVER, that all officers and directors of the Company then holding Common Stock of the Company enter into similar agreements.

         4.2 STOP TRANSFER INSTRUCTIONS. The Purchasers agree, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "STOP TRANSFER" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

     5. MISCELLANEOUS.

         5.1 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except at expressly provided int his Agreement. Notwithstanding any other provision of this Agreement to the contrary, the right and obligations of this Agreement may be expressly transferred to any Purchaser's affiliate which acquires Shares and which shall be subject to all limitations set forth herein.

         5.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

         5.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     5.5 NOTICES.

              (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon (i) the Purchasers at each such Purchaser's address as shown on the books of the Company; and (ii) the Company at 1275 Harbor Bay Parkway, Suite 100, Alameda, California 94502, attention: Chief Financial Officer with a copy to Wilson, Sonsini, Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304, attention: David Drummond.

              (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

              (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given three (3) days after the airmailing or faxing thereof.

         5.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 5.6 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

         5.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         5.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any of the Stock, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

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         5.9 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements, including without limitation, all prior agreements for the purchase of capital stock of the Company existing between the parties hereto are expressly canceled and shall be of no further force and effect.


                                      -8-
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     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and
Rights Agreement as of the date first above written.

THE COMPANY:                           PURCHASER:
-----------                            ---------

UTSTARCOM, INC.


By: /s/ Hong Lu                        By:
   -----------------------------          --------------------------------

Name: Hong Lu                          Name:
     ---------------------------            ------------------------------

Title:                                 Title:
      --------------------------             -----------------------------

                                       Number of Shares of Common Stock to be
                                       Exchanged:

                                       -----------------------------------





                           *** EXCHANGE AGREEMENT ***

     IN WITNESS WHEREOF, the parties hereto have executed this Exchange and Rights Agreement as of the date first above written.

THE COMPANY:                           PURCHASER:
-----------                            ---------

UTSTARCOM, INC.                        Talent Group International


By:                                    By: /s/ Li Kwong
   -----------------------------          --------------------------------

Name:                                  Name: Li Kwong
     ---------------------------            ------------------------------

Title:                                 Title: Director
      --------------------------             -----------------------------

                                       Number of Shares of Common Stock to be
                                       Exchanged:

                                       1,270,000
                                       ---------




                           *** EXCHANGE AGREEMENT ***

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS



Talent Group International Ltd.

                                    EXHIBIT B

            SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION